Exhibit 99(C)

TERMS OF TRANSACTION

Fixed Exchange Ratio               0.895 Summit Share For Each Collective Share

Indicated Price Per Share                                                $42.51

Indicated Total Price                                              $867 Million

Payment                                              Tax-free Exchange of Stock
                                                 18.3 Million New Summit Shares
Targeted Closing                                             Third Quarter 1997
                                               Subject to Normal Regulatory and
                                                Collective Shareholder Approval
Terms                         Walkaway if Summit is Less Than $39.00 per Share,
                          and has Declined More Than 18% Relative to Bank Index
                                                                     No Collars
                                         19.9% Lock-up Option Granted to Summit
                                                        Due Diligence Completed
New Board Seats                                                             Two

PRICING OVERVIEW

Indicated Price Per Share                    $42.51

Price to Book Value                            2.30x

Price to LTM Core EPS                         14.92x

Price to 1997 Estimated EPS                   13.00x

Price to 1998 Estimated EPS                   12.04x

TRANSACTION ECONOMICS


EPS Accretion                2% in 1998
Expense Savings              $18 Million, or 25% of Collective Expense Base,
                             Reflected in Earnings Accretion
One - Time Restructuring     $49 Million, $33 Million after tax
Charges

Potential Revenue            $4 - $6 Million Annually, Not Reflected in Earnings
Enhancements                 Accretion

Book Value Dilution          1%
Internal Rate of Return      15.5%
Accounting Treatment         Pooling of Interests

NEW JERSEY MARKET SHARE ANALYSIS

                                         Deposits              Market
       Institution                      (billions)              Share
       -----------                      ----------              -----
   1.  SUMMIT BANCORP (pro forma)         $20.5                 16.1 %
   2.  First Union                         13.9                 10.9
   3.  PNC Bank                            10.8                  8.5
   4.  Fleet Financial                      9.9                  7.7
   5.  CoreStates Financial                 7.1                  5.6
   6.  Sovereign Bancorp                    5.8                  4.6
   7.  Hudson City Savings                  5.4                  4.2
   8.  Valley National Bank                 4.4                  3.5
   9.  Bank of New York                     3.5                  2.8
   10  Commerce Bancorp                     2.4                  1.9

       Summit Bancorp (pro forma)
       Northern NJ                         16.1                 15.8
       Southern NJ                          4.4                 16.9

ESTIMATED PRO FORMA EARNINGS
(Dollars in millions, except per share amounts)

                                          1997                           1998
                                    Total        Per Share        Total        Per Share
Net Income Stand Alone:
  Summit                            $361.3           $3.66       $399.7            $4.02
  Collective                          66.8            3.27         71.9             3.53
Adjustments:
  Revenue Enhancements                    -              -            -                -
  Expense Reductions                      -              -         10.6
                                    ------                       ------
    Pro Forma                       $428.1           $3.66       $482.2            $4.09
                                    ------           -----       ------            -----
Accretion                                             0.0%                          1.7%
                                                      ----                          ----
Pro Forma Shares MM                 117.1                         118.0

ESTIMATED EXPENSE REDUCTIONS
(Dollars in millions, except per share amounts)

Target: $18 Million Total Reduction by 1998, 25% of Collective Expense Base

                                                             1998

Human Resources                                              $6.3
Operations                                                    4.1
Occupancy                                                     2.8
Other Cost Savings                                            4.8
                                                           ------
      Total Pre-Tax                                        $ 18.0
                                                           ------

      Total After-Tax                                      $ 10.6
                                                           ------

      EPS Impact                                           $ 0.09
                                                           ------

ONE-TIME RESTRUCTURING CHARGES
(Dollars in millions, except per share amounts)

Facilities and Equipment                                            $17.6
Human Resources                                                      13.4
Professional and Other Expenses                                      11.5
Operations and Conversions                                            6.8
                                                                    -----
    Total Pre-Tax                                                   $49.3
                                                                    -----
    Total After - Tax                                               $33.2
                                                                    -----

    EPS Impact                                                      $0.28
                                                                    -----

EXPANDS PROSPECTS FOR KEY BUSINESS LINES

o    Increased Penetration of 213,000 Additional Households

o    Revenue   Gains  from   Expanded   Product   Offerings  and  Cross  Selling
     Opportunities

o    Retail Banking - Managing Local Markets

o    Small Business and Middle Market Lending

o    Investment Services / Discount Brokerage

o    Mortgage Banking: Servicing Increases 66% to $8.3 Billion
                        Originations Increase 50% to $1.4 Billion

o    Private Banking

COMPARATIVE FINANCIAL DATA- 12/31/96
At or for the quarter ended December 31,1996
(Dollars in millions)

                                                     Summit *         Collective                       Pro Forma
Net Interest Income                                  $236.4                $39.0                       $275.4
Provision                                              15.5                  0.8                         16.3
Non-lnterest Income                                    66.5                  4.1                         70.6
Non-lnterest Expense                                  161.5                 18.6                        180.1
Taxes                                                  41.8                  8.5                         50.3
                                                       ----                  ---                         ----
Net Income                                            $84.1                $15.2                        $99.3
                                                      -----                -----                        -----

Return on Assets                                       1.46  %              1.10 %                        1.39 %
Return on Common Equity                               17.26                16.23                         17.09
Efficiency Ratio                                      53.80                43.10                         52.40
Non-Int. Inc. / Avg. Assets                            1.16                 0.30                          0.99
Non-Int. Exp. / Avg. Assets                            2.81                 1.35                          2.53
Net Interest Margin                                    4.51                 2.99                          4.23

Common Equity / Assets                                 8.55                 6.79                          8.21
Tangible Equity/Assets                                 7.95                 6.14                          7.61

* Reflects pending acquisition

BALANCE SHEET- 12/31/96
(Dollars in millions)


Assets:                                   Summit*      Collective    ProForma
    Investments                            $6,237        $2,445        $8,682
    Loans                                  15,269         2,874        18,143
                                         --------      --------      --------
        Total Earning Assets               21,506         5,319        26,825
    Loan Loss Allowance                      (276)          (14)         (290)
    Other Assets                            2,115           239         2,354
                                         --------      --------      --------
        Total Assets                      $23,345        $5,544       $28,889
                                         --------      --------      --------

Liabilities and Equity:
    Total Deposits                        $18,927        $3,553       $22,480
    Purchased Funds                         2,140         1,588         3,728
    Other Liabilities                         282            27           309
                                         --------      --------      --------
        Total Liabilities                  21,349         5,168        26,517

    Common Equity                           1,996           376         2,372
                                         --------      --------      --------
        Total Equity                        1,996           376         2,372
                                         --------      --------      --------
        Total Liabilities and Equity      $23,345        $5,544       $28,889
                                         --------      --------      --------

* Reflects pending acquisition

LOAN PORTFOLIO - 12/31/96
(Dollars in millions)

                                     Summit*              Collective                  Pro Forma
                                  Total Percent           Total Percent               Total Percent
Commercial                       $5,358   35 %            $   139     5 %               $5,497    30 %
Commercial Mortgages              2,451   16                  263     9                  2,714    15
Residential Mortgages             3,878   25                2,215    77                  6,093    34
Consumer Loans                    3,581   24                  257     9                  3,838    21
                                -------  ---               ------   ---                -------   ---

Total Loans                     $15,268  100 %             $2,874   100 %              $18,142   100 %
                                -------  ---               ------   ---                -------   ---

* Reflects pending acquisition

CREDIT QUALITY - 12/31/96
(Dollars in millions)

                                                    Summit*                Collective                    Pro Forma

                                            Total         Percent        Total      Percent            Total       Percent
Non - Performing Loans                     $133.3         86 %           $17.4        77 %            $150.7        85 %
OREO                                         22.2         14               5.1        23                27.3        15
                                             ----         --               ---        --                ----        --
    Total Non Performing Assets            $155.5        100 %           $22.5       100 %            $178.0       100 %
                                           ------        ---              ----       ---              ------       ---
    Total Reserve                          $276.4                        $14.2                        $290.6
NPls / Loans                                  0.87 %                       0.60 %                        0.83%
NPAs/Loans&OREO                               1.02                         0.78                          0.98
Reserve/Loans                                 1.81                         0.49                          1.60
Reserve/NPLs                                207.30                        81.55                        192.81
Reserve/ NPAs                               177.76                        63.02                        163.27

* Reflects pending
acquisition

DEPOSIT PORTFOLIO  12/31/96
(Dollars in millions)

                                                 Summit*                  Collective                Pro Forma

                                             Total    Percent            Total     Percent         Total         Percent
Demand                                     $4,053.8     21.4 %         $136.7        3.8 %       $4,190.5         18.6%
Now and Savings                             4,929.6     26.0          1,143.9       32.2          6,073.5         27.0
Money Market Accounts                       3,497.0     18.5            299.0        8.4          3,796.0         16.9
Certificates of Deposit
     Less Than $100,000                     5,794.0     30.6          1,729.1       48.7          7,523.1         33.5
Certificates of Deposit
     Greater Than  $100,000                   652.2      3.5            244.3        6.9            896.5          4.0
                                             ------      ---            -----        ---            -----          ---

Total Deposits                            $18,926.6     100%         $3,553.0        100%       $22,479.6          100%
                                          ---------     ---          --------        ---        ---------          ---

Core Deposits/Deposits                                97%                        93%                     96%

* Reflects pending acquisition

                           FORWARD-LOOKING INFORMATION

Summit Bancorp's earnings estimates included herein are based upon First Call consensus for 1997 and 1998. Earnings estimates for Collective Bancorp are based upon consensus for 1997, with an 8% growth factor for 1998. These estimates are presented for illustrative purposes only.

The accompanying estimates of revenue growth, expense reductions and restructuring charges constitute forward- looking information. This information is based upon various factors and numerous assumptions. In reviewing such information, the reader should be mindful that failure to realize these assumptions may cause such estimates to differ materially from those presented. Additionally, it is recognized that objectives, no matter how focused, are subject to factors beyond the control of Summit Bancorp which can impede the ability to achieve its goals as presented herein. Such factors include, but are not limited to, significant changes in: regional and national economies, competition, interest rates and technology.

Future performance is predicated on Summit Bancorp's ability to compete in an ever-changing marketplace, adapt its product lines and provide superior customer service.